Exhibit 10.2

KineMed, Inc.

a Delaware corporation

2001 STOCK OPTION PLAN

1.	Purposes of the Plan. The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock Options, as determined by the Administrator at the time of grant.

2.	Definitions. As used herein, the following definitions shall apply:

A.	"Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 hereof.

B.	"Applicable Laws" means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are granted under the Plan.

C.	"Board" means the Board of Directors of the Company.

D.	"Code" means the Internal Revenue Code of 1986, as amended.

E.	"Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

F.	"Common Stock" means the Common Stock of the Company.

G.	"Company" means KineMed, Inc., a Delaware corporation.

H.	"Consultant" means any person (other than an Employee or a Director, solely with respect to rendering services in such person's capacity as a Director) who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services.

I.	"Director" means a member of the Board of Directors of the Company.

J.	"Employee" means an individual over whom the Company exercises or has the right to exercise sufficient control to establish an employer-employee relationship based on common law as illustrated in case law and currently under U.S. Internal Revenue Service Revenue Ruling(s). Accordingly, a grantee meets the definition of an employee if the Company consistently represents that individual to be an employee under common law. A nonemployee director does not satisfy this definition of employee. Nevertheless, nonemployee directors acting in their role as members of a board of directors are treated as employees if those directors were (a) elected by the employer's shareholders or (b) appointed to a board position that will be filled by shareholder election when the existing term expires. However, that requirement applies only to awards granted to nonemployee directors for their services as directors.

KineMed, Inc. – 2001 Stock Option Plan

A Service Provider shall not cease to be an Employee in the case of: (i) any leave of absence approved by the Company, or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-statutory Stock Option.

K.	"Exchange Act" means the Securities Exchange Act of 1934, as amended.

L.	"Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq Small Cap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, or;

(iii)	In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

M.	"Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

N.	"Non-statutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

O.	"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

P.	"Option" means a stock option granted pursuant to the Plan.

KineMed, Inc. – 2001 Stock Option Plan

Q.	"Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

R.	"Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

S.	"Optioned Stock" means the Common Stock subject to an Option.

T.	"Optionee" means the holder of an outstanding Option granted under the Plan.

U.	"Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

V.	"Plan" means this 2001 Stock Option Plan.

W.	"Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

X.	"Service Provider" means an Employee, Director or Consultant.

Y.	"Share" means a share of the Common Stock, as adjusted in accordance with Section 11 below.

Z.	"Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is twenty percent of fully-diluted shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, those Shares not purchased that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if unvested Shares are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4.	Administration of the Plan.

A.	Procedure. The Plan shall be administered by the Board or a Committee appointed by the Board, which Committee shall be constituted to comply with Applicable laws.

KineMed, Inc. – 2001 Stock Option Plan

B.	Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion, to do the following:

(i)	determine the Fair Market Value;

(ii)	select the Service Providers to whom Options may from time to time be granted hereunder;

(iii)	determine the number of shares of Common Stock to be covered by each such award granted hereunder;

(iv)	approve forms of agreement for use under the Plan;

(v)	determine the terms and conditions of any option granted hereunder;

(vi)	determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

(vii)	reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

(viii)	institute an Option Exchange Program;

(ix)	prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(x)	allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

(xi)	to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

C.	Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5.	Eligibility.

A.	Non-statutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

KineMed, Inc. – 2001 Stock Option Plan

B.	Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Non-statutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

C.	The Plan shall not confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

6.	Term of Plan. The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 13 of the Plan.

7.	Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

8.	Option Exercise Price and Consideration.

A.	The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)	In the case of an Incentive Stock Option

(a)    granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(b)    granted to any Employee other than an Employee described in the preceding subparagraph, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii)	In the case of a Non-statutory Stock Option

KineMed, Inc. – 2001 Stock Option Plan
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(a)    granted to a Service Provider who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

(b)    granted to any Service Provider other than a Service Provider described in the preceding subparagraph, the exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

(iii)	Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of Fair Market Value on the date of grant pursuant to a merger or other corporate transaction.

B.	The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9.	Exercise of Option.

A.	Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, but in no case at a rate of less than 20% per year over five (5) years from the date of grant. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

KineMed, Inc. – 2001 Stock Option Plan

Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

B.	Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time (of at least thirty (30) days) as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

C.	Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's disability, the Optionee may exercise an Option to the extent the Option is vested on the date of termination, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement). If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-statutory Stock Option on the day three months and one day following such termination. If, on the date of termination, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

D.	Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant) to the extent vested on the date of death. If, at the time of death, the Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

KineMed, Inc. – 2001 Stock Option Plan

E.	Buyout Provisions. The Administrator may offer, at any time, to buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

10.	Non-Transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11.	Adjustments Upon Changes in Capitalization or Merger.

A.	Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan, but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

B.	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action.

C.	Change-in-Control. In the event of a merger, consolidation or reorganization with another corporation in which the Company is not the surviving entity or in the event of the sale of all or substantially all of the assets of the company to any person or entity other than a wholly owned subsidiary ("Change-in-Control"), the Committee, in its discretion, shall take one or more of the following actions with respect to outstanding Option under the Plan and Shares purchased under the Plan prior to vesting: (a) fully vest all Options outstanding under the Plan; (b) fully vest all Shares purchased under the Plan prior to vesting by canceling all options in favor of the Company to repurchase such Shares; (c) arrange to have outstanding Options assumed by the successor entity or replaced with a stock option of equivalent value to purchase stock of such successor entity with acceleration of vesting; or (d) cancel all outstanding Options as of the effective date of the Change-in-Control; provided that prior written notice of such cancellation is given to Optionees and Optionees have the right to exercise all Options prior to such Change-in-Control without granting the successor entity any right to repurchase Shares not then fully vested.

KineMed, Inc. – 2001 Stock Option Plan

12.	Date of Grant. The date at which an employer and an employee reach a mutual understanding of the key terms and conditions of a share-based payment award. The employer becomes contingently obligated on the grant date to issue equity instruments or transfer assets to an employee who renders the requisite service. Awards made under an arrangement that is subject to shareholder approval are not deemed to be granted until that approval is obtained unless approval is essentially a formality (or perfunctory), for example, if management and the members of the board of directors control enough votes to approve the arrangement. Similarly, individual awards that are subject to approval by the board of directors, management, or both are not deemed to be granted until all such approvals are obtained. The grant date for an award of equity instruments is the date that an employee begins to benefit from, or be adversely affected by, subsequent changes in the price of the employer's equity shares.

The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Board. Notice of the determination shall be given to each Service Provider to whom an Option is so granted within a reasonable time after the date of such grant.

13.	Amendment and Termination of the Plan.

A.	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

B.	Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

C.	Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

KineMed, Inc. – 2001 Stock Option Plan

14.	Conditions Upon Issuance of Shares.

A.	Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

B.	Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

15.	Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.	Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

17.	Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such Stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

END

KineMed, Inc. – 2001 Stock Option Plan

EXHIBIT A

KineMed, Inc.

2001 STOCK PLAN

EXERCISE NOTICE

KineMed, Inc.

Attention: CEO

5980 Horton Street, Suite 400

Emeryville, CA 94608-2012

1.     Exercise of Option. Effective as of today, ___________, 20_____ the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase __________ shares of the Common Stock (the "Shares") of KineMed, Inc., a Delaware corporation (the "Company") under and pursuant to the 2001 Stock Plan (the "Plan") and the Stock Option Agreement dated ________, 20__ (the "Option Agreement").

2.     Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement.

3.     Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.     Rights as Stockholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 11 of the Plan.

5.     Company's Right of First Refusal. Before any of the Shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase such Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

(a)	Notice of Proposed Transfer. The Holder of the Shares shall deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

KineMed, Inc. – 2001 Stock Option Plan

(b)	Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may, by giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (c) below.

(c)	Price. The purchase price ("Purchase Price") for the Shares purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

(d)	Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

(e)	Right to Transfer. If all of the Shares proposed in the Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice, that any such sale or other transfer is effected in accordance with any applicable securities laws and that the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

(f)	Exception for Certain Family Transfers. Anything to the contrary contained in this Section notwithstonding, the transfer of any or all of the Shares during the Optionee’s lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

KineMed, Inc. – 2001 Stock Option Plan

(g)	Termination of Right of First Refusal. The Right of First Refusal shall terminate as to any Shares upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

6.     Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

7.     Restrictive Legends and Stop-Transfer Orders.

(a)	Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT') OR QUALIFIED OR REGISTERED UNDER ANY STATE SECURITIES LAWS. THESE SHARES ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 UNDER THE ACT. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALES AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN ANY MANNER ABSENT EITHER AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS OR THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL (SUCH SATISFACTION BEING TO THE FORM AND SUBSTANCE OF THE OPINION AS WELL AS THE COUNSEL RENDERING THE OPINION) THAT REGISTRATION AND/OR QUALIFICATION IS NOT REQUIRED.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND A RIGHT OF FIRST REFUSAL HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

KineMed, Inc. – 2001 Stock Option Plan

(b)	Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c)	Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

8.     Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

9.     Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties.

10.     Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be enforceable in accordance with its terms and shall be interpreted as if such provisions were excluded.

11.     Further Assurances. From time to time before or after the delivery of the Shares, the parties shall, at the reasonable request of one another and without further consideration, execute and deliver or cause to be executed and delivered such instruments, and take such other actions as any party may reasonably request in order fully to effectuate the transactions contemplated by this Agreement.

12.     Notices. Any and all notices or other communications required or permitted by this Agreement or by law to be served on or given to a party hereto by the other party shall be deemed given: (a) when personally delivered, (b) one (1) business day after deposit with United Parcel Service, Federal Express or other courier for overnight delivery, charges prepaid, or (c) after written confirmation from the fax machine of the party sending the notice that the notice has been transmitted successfully, in each case addressed to the following address or faxed to the following number:

If to the Company:	KineMed, Inc.
Attention: CEO
5980 Horton Street, Suite 400
Emeryville, CA 94608
Fax: (510) 655-6506

KineMed, Inc. – 2001 Stock Option Plan

If to Optionee, at the address or to the fax number set forth on the signature page of the Stock Option Agreement. Either party may change the address or fax number by written notice to the other party.

13.     Dispute Resolution - Mandatory Mediation and Arbitration as EXCLUSIVE Remedies. The parties agree that all claims, disputes or controversies arising out of or relating to this Agreement shall be resolved and determined exclusively under the mandatory mediation and arbitration procedures described below. Before filing for mandatory and binding arbitration respect to any dispute, controversy or claim arising out of or relating to this Agreement, the parties shall be obligated first to seek by good faith efforts to resolve such matter by mediation. As a condition precedent to filing for mandatory arbitration, a Notice of Claim shall be sent to the other party. The Notice of Claim shall specify the nature of the dispute, controversy and (or) claim and shall include the name of a proposed independent third party mediator or organization of mediators who shall be located in either Alameda County or the City and County of San Francisco, CA. The party receiving the Notice of Claim shall within fifteen days thereafter either consent to mediate the matter in front of the mediator or organization of mediators so proposed or suggest an alternative mediator or organization of mediators likewise so located. The parties shall undertake good faith efforts for a period of thirty days thereafter to appoint a mediator and submit the dispute, controversy and (or) claims to mediation. The mediation shall be held in either Alameda County or the City and County of San Francisco, CA notwithstanding that certain duties of Employee may be performed elsewhere. If the mediation attempt is unsuccessful, either party thereafter shall be entitled to seek binding arbitration. The parties by mutual consent may elect to have the mediator act as the neutral arbitrator to render mandatory and binding decision. If either party objects to having the mediator act as the binding arbitrator, the dispute will be referred to the American Arbitration Association ("AAA") for appointment of a neutral arbitrator for a mandatory final and binding determination pursuant to the Commercial Rules (the "Rules") of the AAA. Such arbitration shall be administered by the AAA and shall be held in either Alameda County or the City and County of San Francisco, CA. Binding arbitration shall be initiated by a written request for arbitration delivered by one party to the other party and to the AAA. A neutral arbitrator will be selected in accordance with the Rules. The hearing will be commenced within 60 days of the selection of the arbitrators. Pending the hearing, the parties shall be entitled to undertake discovery proceedings, including the taking of depositions, in accordance with California Code of Civil Procedure Section 1283.05, the provisions of which are hereby incorporated into this Agreement. Within fifteen (15) days following the closing of the hearing, a final decision will be made concerning the disputed matter, which decision and the basis thereof will be in writing and delivered to the parties. The final decision of the arbitrator will be binding on the parties and enforceable in any court of law having jurisdiction thereof. Pending final decision of the disputed matter, the parties will continue diligently to observe and perform the terms of this Agreement. In such arbitration, (i) the prevailing party will be entitled to recover his or its reasonable attorneys' fees and costs, and (ii) the non-prevailing party shall responsible for the costs of arbitration (including, but not limited to the costs of the arbitrator and AAA fees) as and to the extent determined by the arbitrator.

KineMed, Inc. – 2001 Stock Option Plan

THE PARTIES HAVE READ AND UNDERSTAND THAT THIS SECTION SETS OUT MANDATORY MEDIATION AND ARBITRATION PROCEDURES TO RESOLVE ALL DISPUTES HEREUNDER BY SIGNING THIS AGREEMENT, EACH PARTY AGREES, TO THE EXTENT PERMITTED BY LAW, TO SUBMIT ANY FUTURE CLAIMS ARISING OUT OF, RELATING TO, OR CONNECTED WITH THIS AGREEMENT, OR THE INTERPRETATION, VALIDITY, CONSTRUCTION, PERFORMANCE, BREACH, OR TERMINATION THEREOF TO BINDING ARBITRATION AND THAT THIS ARBITRATION CLAUSE CONSTITUTES A WAIVER OF EACH PARTY'S RIGHT TO A JURY TRIAL.

14.     Governing Law. Matters relating solely to corporate law to the extent set forth in the General Corporation Law of the State of Delaware shall be governed by the laws of Delaware. All other matters, such as the interpretation of the rights granted and the obligations of the parties under this Agreement, will be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

15.     Entire Agreement. The 2001 Stock Plan and Stock Option Agreement are incorporated herein by reference. This Exercise Notice, the 2001 Stock Plan, the Stock Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee.

16.    Counterparts; Facsimile Signatures. This Agreement may be executed in counterpart originals, each of which together shall constitute one binding agreement. Signatures on a counterpart copy of this page shall be deemed to incorporate all of the provisions of this Agreement. Each party may rely on a signed counterpart copy of this Agreement or an executed counterpart of this signature page with the same effect as if one originally executed complete document were delivered to such party. The facsimile signature of any party shall be deemed to be the party=s binding signature to this Agreement; thus, a signed counterpart of this signature page faxed to the other party may be relied upon by the receiving party with the same effect as if a complete originally executed Agreement were delivered and received by such party.

Submitted by:	Accepted by Company:
OPTIONEE:	KineMed, Inc.

Signature:	By:
Print Name:	Its:
Address:	Date Received:

KineMed, Inc. – 2001 Stock Option Plan

EXHIBIT B

INVESTMENT REPRESENTATION STATEMENT

OPTIONEE:	(Name)
COMPANY:	KineMed, Inc., a Delaware corporation
SECURITY:	COMMON STOCK:
AMOUNT:	Shares
DATE:

In connection with the purchase of the above-listed Security, the undersigned Optionee represents to the Company the following:

(1)         Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

(2)         Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and unless there is compliance as required under applicable state securities laws.

(3)         Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

KineMed, Inc. – 2001 Stock Option Plan

In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than three years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(4)         Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date:	,20

KineMed, Inc. – 2001 Stock Option Plan
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